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SUBSIDIARY JOINDER AGREEMENT
A. SUPPLEMENT NO. 1, dated as of May 29, 2024 (this “Supplement”), to the Note Guaranty, dated as of March 25, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note Guaranty”), by and among the Note Guarantors from time to time party thereto and the Collateral Agent.
B.    Reference is hereby made to that certain (i) Amended and Restated Note Purchase Agreement, dated as of March 25, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”) by and among the Issuer, Glencore Parent, the Purchaser, and the Collateral Agent, among others, and (ii) Senior Secured Convertible Note issued by the Issuer to the Collateral Agent, for the benefit of the Secured Parties, on March 25, 2024 pursuant to the Note Purchase Agreement (the “Note”).
C.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Note Purchase Agreement, the Note or the Note Guaranty, as applicable.
D.    The applicable Note Parties have entered into the Note Guaranty in order to induce the Issuer to issue Notes. Section 3.04 of the Note Guaranty and Section 2 of Annex A-1 to the Note Purchase Agreement provide that additional subsidiaries of the Issuer may become Guarantors under the Note Guaranty by executing and delivering an instrument in the form of this Supplement. Each undersigned Subsidiary (each a “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Note Purchase Agreement and the Note to become a Guarantor under the Note Guaranty as consideration for the Note previously made and to Guaranty and secure the Obligations, including its obligations under the Note Guaranty.
Accordingly, the Collateral Agent and each New Subsidiary agree as follows:
SECTION 1. Subject to Section 2.12 (Local Law Guaranty Limitations) of the Note Guaranty, each New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, each New Subsidiary will be deemed to be a Note Guarantor under the Note Guaranty and a Note Guarantor for all purposes of the Note Purchase Agreement and the Note and shall have all of the rights, benefits, duties and obligations of a Note Guarantor thereunder as if it had executed the Note Guaranty. Each New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Note Guaranty. Without limiting the generality of the foregoing terms of this paragraph 1, each New Subsidiary hereby absolutely and unconditionally guarantees, jointly and severally with the other Note Guarantors, to the Collateral Agent and the Secured Parties, the prompt payment of the Guaranteed Obligations in full when due (whether at stated maturity, upon acceleration or otherwise) to the extent of and in accordance with the Note Guaranty. Each New

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Subsidiary hereby waives acceptance by the Collateral Agent and the Secured Parties of the guaranty by the New Subsidiary upon the execution of this Agreement by each New Subsidiary. Each New Subsidiary hereby (x) makes, as of the date hereof, the representation and warranty applicable to it set forth in Section 2.10 of the Note Guaranty, except as set forth on Schedule A hereto, and (y) agrees to perform and observe, and to cause each of its Subsidiaries to perform and observe, the covenant set forth in Section 2.11 of the Note Guaranty.
SECTION 2. Each New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the Legal Reservations.
SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of each New Subsidiary. Delivery of an executed signature page to this Supplement by facsimile transmission or by email as a “.pdf” or “.tif” attachment shall be as effective as delivery of a manually signed counterpart of this Supplement.
SECTION 4. Except as expressly supplemented hereby, the Note Guaranty shall remain in full force and effect.
SECTION 5. THIS SUPPLEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR UNDER ANY OF THE OTHER TRANSACTION DOCUMENTS OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.
SECTION 6. In case any one or more of the provisions contained in this Supplement is invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Note Guaranty

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shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The Issuer and the Collateral Agent shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 14(f) of the Note Purchase Agreement.
SECTION 8.     Each New Subsidiary agrees to reimburse the Collateral Agent for its expenses in connection with this Supplement, including the fees, other charges and disbursements of counsel in accordance with Section 5(a) of the Note Purchase Agreement.
SECTION 9. Section 11(a)(ii) of the Note Purchase Agreement is incorporated herein by reference and shall be deemed to be part of this Supplement. The terms thereof shall constitute valid and binding agreements of each New Subsidiary enforceable against each New Subsidiary in accordance with the terms under Section 11(a)(ii) of the Note Purchase Agreement. Each New Subsidiary hereby irrevocably and unconditionally undertakes to pay to the Collateral Agent, as creditor in its own right and not as representative of any other Secured Parties, the Parallel Debt in relation to its Corresponding Debt.
SECTION 10. This Supplement shall constitute a Note Document, under and as defined in, the Note Purchase Agreement.
[Signature pages follow]

IN WITNESS WHEREOF, each New Subsidiary has duly executed this Subsidiary Joinder Agreement as of the day and year first above written.

LI-CYCLE EUROPE AG
By:    /s/ Elewout Steven J. Depicker
Name: Elewout Steven J. Depicker
Title: Director

By:    /s/ Udo Schleif
Name: Udo Schleif
Title: Director

LI-CYCLE GERMANY GMBH
By:    /s/ Frank Pommerenke
Name: Frank Pommerenke
Title: Managing Director (Geschäftsführer)
By:    /s/ Udo Schleif
Name: Udo Schleif
Title: Managing Director (Geschäftsführer)

SCHEDULE A
CERTAIN EXCEPTIONS
With respect to LI-CYCLE GERMANY GMBH:
•Section 3(b) of the Note Purchase Agreement;
•Section 3(g) of the Note Purchase Agreement;
•Section 3(h) of the Note Purchase Agreement;
•Section 3(i) of the Note Purchase Agreement;
•Section 3(q) of the Note Purchase Agreement;
•Section 3(r) of the Note Purchase Agreement; and
•Section 3(s) of the Note Purchase Agreement.